DEBTOR:   BROTHERS GOURMET COFFEES, INC. AND AFFILIATED         ACCRUAL BASIS-1
          DEBTORS

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT

                       FOR THE MONTH ENDING MARCH 26, 1999

                                                 Document          Previously          Explanation
Required attachments                             Attached          Submitted             Attached
1.  Tax Receipts                                    ( )               ( )                  (X)

2.  Bank Statements                                 (X)               ( )                  ( )

3.  Most recently filed                             ( )               (X)                  ( )
     Income Tax Return

4.  Most recent Annual Financial                    ( )               (X)                  ( )
     Statements prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

                                                      Vice President Finance and
/s/ Barry Bilmes                                        Administration
---------------------------------------------         --------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                        TITLE

Barry Bilmes                                          April 20, 1999
---------------------------------------------         --------------------------
PRINTED NAME OF RESPONSIBLE PARTY                              DATE

PREPARER:

---------------------------------------------         --------------------------
ORIGINAL SIGNATURE OF PREPARER                                 TITLE

---------------------------------------------         --------------------------
PRINTED NAME OF PREPARER                                       DATE


           All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee.

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED           ACCRUAL BASIS-2
        DEBTORS

                            COMPARATIVE BALANCE SHEET

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                    FIRST QUARTER

ASSETS - SEE EXHIBIT 1                             MONTH         MONTH         MONTH
                                                 --------------------------------------
1. CASH
2. ACCOUNTS RECEIVABLE
3. INVENTORY
4. NOTES RECEIVABLE
5. PREPAID EXPENSES
6. OTHER (ATTACH LIST)
7. TOTAL CURRENT ASSETS
8. PROPERTY, PLANT & EQUIPMENT
9. LESS ACCUMULATED DEPRECIATION/DEPLETION
10. NET PROPERTY, PLANT & EQUIPMENT
11. DUE FROM AFFILIATES & INSIDERS
12. INTANGIBLES (ATTACH LIST)
13. OTHER (ATTACH LIST)
14. TOTAL ASSETS

POSTPETITION LIABILITIES
15. ACCOUNTS PAYABLE
16. TAXES PAYABLE
17. NOTES PAYABLE
18. PROFESSIONAL FEES
19. SECURED DEBT
20. DUE TO AFFILIATES & INSIDERS
21. OTHER (ATTACH LIST)
22. TOTAL POSTPETITION LIABILITIES

PREPETITION LIABILITIES
23. SECURED DEBT
24. PRIORITY DEBT
25. UNSECURED DEBT
26. OTHER (ATTACH LIST)
27. TOTAL PREPETITION LIABILITIES
28. TOTAL LIABILITIES

EQUITY
29. PREPETITION OWNERS' EQUITY
30. POSTPETITION CUMULATIVE PROFIT OR (LOSS)
31. TOTAL EQUITY (DEFECIT)
32. TOTAL LIABILITIES & OWNERS' EQUITY


DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED           ACCRUAL BASIS-3
        DEBTORS

                                INCOME STATEMENT

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                    FIRST QUARTER

REVENUES - SEE EXHIBIT 2                           MONTH         MONTH         MONTH
                                                 --------------------------------------
1.  GROSS REVENUES
2.  LESS:  RETURNS & DISCOUNTS
3.  NET REVENUE

COST OF GOODS SOLD
4.  BEGINNING INVENTORY
5.  ADD:  PURCHASES
6.  LESS:  ENDING INVENTORY
7.  TOTAL COST OF GOODS SOLD
8.  GROSS PROFIT

OPERATING EXPENSES
9.  OFFICER/INSIDER COMPENSATION
10. DIRECT LABOR/SALARIES
11. PAYROLL TAXES
12. RENT & LEASE EXPENSE
13. INSURANCE
14.   DEPRECIATION/DEPLETION/AMORTIZATION
15. GENERAL & ADMINISTRATIVE
16. OTHER (ATTACH LIST)
17. TOTAL OPERATING EXPENSE
18. OPERATING INCOME

OTHER INCOME & EXPENSES
19. OTHER INCOME (ATTACH LIST)
20. OTHER EXPENSES (ATTACH LIST)
21. INTEREST EXPENSE
22. OTHER (ATTACH LIST)
23. NET OTHER INCOME & EXPENSES

REORGANIZATION EXPENSES
24. PROFESSIONAL FEES
25. U.S. TRUSTEE FEES
26. OTHER (ATTACH LIST)
27. TOTAL REORGANIZATION EXPENSES
28. INCOME TAX
29. NET PROFIT (LOSS)


DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED           ACCRUAL BASIS-4
        DEBTORS

                                                                BANK:

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                    ACCOUNT NO.:
                                                                ACCOUNT TYPE:

CASH RECEIPTS AND                                  MONTH         MONTH         MONTH
DISBURSEMENTS - SEE EXHIBIT 3
                                                 --------------------------------------
1.  CASH-BEGINNING OF MONTH
                                    RECEIPTS
2.  CASH SALES
3.  COLLECTION OF ACCOUNTS RECEIVABLE
4.  LOANS & ADVANCES (ATTACH LIST)
5.  SALE OF ASSETS
6.  OTHER (ATTACH LIST)
7.  TOTAL RECEIPTS
8.  TOTAL CASH AVAILABLE


                          CURRENT MONTH DISBURSEMENTS

CHECK
NUMBER       DATE               PAYEE                  PURPOSE           AMOUNT
---------------------------------------------------------------------------------




           TOTAL DISBURSEMENTS FROM BANK ACCOUNT
           END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)


DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED           ACCRUAL BASIS-5
        DEBTORS

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

ACCOUNTS RECEIVABLE AGING - SEE EXHIBIT 4
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
TOTAL ACCOUNTS RECEIVABLE
AMOUNTS CONSIDERED UNCOLLECTIBLE
ACCOUNTS RECEIVABLE (NET)

AGING OF POST PETITION TAXES AND PAYABLES - SEE EXHIBIT 5
                          0-30         31-60         61-90         91+
                          DAYS         DAYS          DAYS          DAYS         TOTAL
---------------------------------------------------------------------------------------
ACCOUNTS PAYABLE


STATUS OF POST PETITION TAXES - SEE EXHIBIT 6

                         BEGINNING    WITHHELD                    ENDING
                           TAX         AND/OR       AMOUNT          TAX       DELINQUENT
                        LIABILITY*    ACCRUED        PAID        LIABILITY      TAXES
----------------------------------------------------------------------------------------
FEDERAL
WITHHOLDING**
FICA-EMPLOYEE**
FICA-EMPLOYER**
UNEMPLOYMENT
INCOME
OTHER (ATTACH LIST)
TOTAL FEDERAL TAXES
STATE AND LOCAL
WITHHOLDING
SALES
EXCISE
UNEMPLOYMENT
REAL PROPERTY
PERSONAL PROPERTY
OTHER (ATTACH LIST)
TOTAL STATE AND LOCAL
TOTAL TAXES

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED           ACCRUAL BASIS-6
        DEBTORS

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

THE DEBTOR IN POSSESSION MUST COMPLETE THE RECONCILIATION BELOW FOR EACH BANK ACCOUNT, INCLUDING ALL GENERAL, PAYROLL AND TAX ACCOUNTS, AS WELL AS ALL SAVINGS AND INVESTMENT ACCOUNTS, MONEY MARKET ACCOUNTS, CERTIFICATES OF DEPOSIT, GOVERNMENT OBLIGATIONS, ETC. ACCOUNTS WITH RESTRICTED FUNDS SHOULD BE IDENTIFIED BY PLACING AN ASTERISK NEXT TO THE ACCOUNT NUMBER. ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                       MONTH:
BANK RECONCILIATION - SEE EXHIBIT 7

                                       ACCOUNT #1          ACCOUNT #2          ACCOUNT #3            TOTAL
A.  BANK:
B.  ACCOUNT NUMBER:
C.  PURPOSE (TYPE):

1.  BALANCE PER BANK STATEMENT
2.  ADD:  TOTAL DEPOSITS NOT CREDITED
3.  SUBTRACT:  OUTSTANDING CHECKS
4.  OTHER RECONCILING ITEMS (ATTACH LIST)
5.  MONTH END BALANCE PER BOOKS
6.  NUMBER OF LAST CHECK WRITTEN



INVESTMENT ACCOUNTS
                                       DATE OF              TYPE OF            PURCHASE            CURRENT
BANK ACCOUNT NAME & NUMBER             PURCHASE            INSTRUMENT            PRICE              VALUE
7.
8.
9.
10.
11. TOTAL INVESTMENTS



CASH
12. CURRENCY ON HAND
13. TOTAL CASH-END OF MONTH (Total of lines 5, 11, & 12)


DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED           ACCRUAL BASIS-7
        DEBTORS

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

                    PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                INSIDERS - SEE EXHIBIT 8                                           CUMULATIVE
                                                             TYPE OF             AMOUNT              UNPAID
              NAME                       POSITION            PAYMENT              PAID               BALANCE
1.
2.
3.
4.
5.
6. TOTAL PAYMENTS TO INSIDERS

                           PROFESSIONALS - SEE EXHIBIT 9

                           TYPE          DATE OF COURT
                            OF         ORDER AUTHORIZING        AMOUNT           AMOUNT            TOTAL PAID
      NAME             PROFESSIONAL        PAYMENT             APPROVED           PAID               TO DATE
1.
2.
3.
4.
5.
6. TOTAL PAYMENTS TO PROFESSIONALS



ADEQUATE PROTECTION PAYMENTS
                                       SCHEDULED          AMOUNTS
                                        MONTHLY             PAID            TOTAL
                                        PAYMENTS           DURING           UNPAID
NAME OF CREDITOR                          DUE              MONTH         POSTPETITION

                       THE DEBTOR MADE NO ADEQUATE PROTECTION

                              PAYMENTS IN MARCH 1999.

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED           ACCRUAL BASIS-8
        DEBTORS

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

QUESTIONNAIRE

                                                                                                YES         NO
 1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS
    THIS REPORTING PERIOD?                                                                                  X
 2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
    ACCOUNT?                                                                                                X
 3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?                  X
 4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?               X(a)
 5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                     X(b)
 6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                            X
 7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                            X
 8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                        X
 9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                              X
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                              X
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                           X(c)
12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                         X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

(a) The Debtors are authorized to pay certain pre-petition liabilities under "First Day" Orders. Only pre-petition payments so authorized have been made and reported in accordance with such orders.

(b) Loans received in accordance with Debtor-In-Possession Financing Agreement. Approved by the Court.

(c) Various de minimus pre-petition business license and franchise fees paid. Such license and franchise fees were necessary to continue to conduct business in certain jurisdictions

INSURANCE                                                         YES       NO
1.  ARE WORKERS COMPENSATION, GENERAL LIABILITY AND OTHER
    NECESSARY INSURANCE COVERAGES IN EFFECT?                      X
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                        X
3.  PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

                     INSURANCE POLICIES - SEE EXHIBIT 10

             TYPE OF                                                   PAYMENT AMOUNT
             POLICY                 CARRIER       PERIOD COVERED        & FREQUENCY





DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED           ACCRUAL BASIS-9
        DEBTORS

Case No.: 98-1970, 98-1971, 98-1973, 98-1974

                                  PERSONNEL
                                                                          FULL/PART TIME
1.  Total number of employees at beginning of period                           222
2.  Number of employees hired during the period                                  7
3.  Number of employees terminated or resigned during the period                14
4.  Total number of employees on payroll at end of period                      215


                              CHANGE OF ADDRESS


------------------------------------------------------------------------------


If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

DATE OF CHANGE:__________________________

NEW ADDRESS:

             BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                    CONSOLIDATED BALANCE SHEET - UNAUDITED
                             AS OF MARCH 26, 1999
                                   ($000's)

Current Assets:
     Petty cash                                                                      $       3
     Cash in bank                                                                          643
     Accounts receivable                                                                 5,593
     Inventories                                                                         4,712
     Prepaid expenses and other assets                                                     196
                                                                                     ---------
     Current assets                                                                     11,147

Plant and Equipment, net                                                                11,214

Other Assets:
     Debt acquisition costs                                                              1,096
     Prepaid promotional expenses                                                        2,249
     Other assets                                                                          463
                                                                                     ---------
     Total assets                                                                    $  26,169
                                                                                     ---------
                                                                                     ---------
Current Liabilities:
     Accounts payable (post-petition)                                                $     889
     Accrued expenses (post-petition)                                                    3,284
     Term loan note                                                                     15,493
     Revolving loan                                                                        363
                                                                                     ---------
     Current liabilities                                                                20,029

Long Term Liabilities:
     Long-term debt (pre-petition)                                                      12,319

Liabilities Subject to Compromise:
     Current maturities of long term debt and capital lease (pre-petition)                   9
     Accounts payable (pre-petition)                                                     5,893
     Accrued expenses (pre-petition)                                                     1,546
     Accrued loss on future purchase commitments (pre-petition)                            154
     Allowance for operating losses of discontinued segment (pre-petition)               2,030
                                                                                     ---------
     Liabilities subject to compromise                                                   9,632

Minority interests                                                                          50

Shareholders' Equity:
     Common stock                                                                            1
     Additional paid-in capital                                                        151,693
     Accumulated deficit in earnings                                                  (167,105)
     Treasury stock                                                                       (450)
                                                                                     ---------
     Total Shareholders' Equity                                                        (15,861)
                                                                                     ---------
     Total Liabilities and Shareholders' Equity                                       $ 26,169
                                                                                     ---------
                                                                                     ---------


                                   Exhibit 1

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                    CONSOLIDATED INCOME STATEMENT - UNAUDITED
                       FOR THE MONTH ENDED MARCH 26, 1999
                                    ($000's)

Sales                                                           $ 4,773
Cost of goods sold                                                2,462
                                                                -------
Gross profit                                                      2,311

Operating expenses
     Customer                                                       914
     Sales                                                          209
     Distribution                                                   462
     Marketing                                                       77
     General administrative                                         804
     MIS administrative                                              90
                                                                -------
     Total operating expenses                                     2,556

Operating income (loss)                                            (245)

Interest expense                                                    186
Other (income) expense                                               11
                                                                -------
Net income (loss)                                               $  (442)
                                                                -------
                                                                -------


                                   Exhibit 2

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                  POST-PETITION CASH RECEIPTS AND DISBURSEMENTS
                       FOR THE MONTH ENDED MARCH 26, 1999
                                    ($000's)

                                                                2/20/99
                                                                3/26/99
                                                                -------
RECEIPTS:
     Lockbox                                                    $ 4,021
     Credit Card                                                      3
     Other                                                            -
                                                                -------
                                                                  4,024

DISBURSEMENTS:
     Green Coffee                                                 1,425
     Packaging & Flavoring                                          294
     Payroll & Benefits                                             689
     Plant Overhead                                                 133
     Customer Expenses                                              291
     Distribution Costs                                             297
     Sales Costs                                                     32
     Marketing                                                        5
     Management Info. Systems                                        14
     Administrative                                                 147
     Professional Fees                                              580
     Interest Expense & Bank Fees                                   166
     Slotting Fees                                                  206
     Capital Expenditures                                            68
     Other                                                            -
                                                                -------
         Total Disbursements                                      4,347

Net Cash Flow Prior to Goldman Activity                            (323)
     Cash to Goldman                                             (4,457)
     Cash from Goldman                                            4,067
                                                                -------
Net Cash Flow                                                      (713)
Beginning Cash                                                      647
                                                                -------
     Ending Cash Before Float                                       (66)
     Outstanding Check Float                                        640
                                                                -------
Cash Ledger Balance per Bank                                    $   574
                                                                -------
                                                                -------

GOLDMAN DIP:
Beginning Balance                                                 $ 753
Drawdowns                                                         4,067
Paybacks                                                         (4,457)
                                                                -------
   Ending Balance                                               $   363
                                                                -------
                                                                -------


                                   Exhibit 3

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                          AGING OF ACCOUNTS RECEIVABLE
                              AS OF MARCH 26, 1999
                                    ($000'S)

                                  Past Due                                            Allowance for         Net
                ---------------------------------------------     Total Accounts     Returns and Bad      Accounts
0 - 30 Days     30 - 60 Days     60 - 90 Days     Over 90 (a)       Receivable            Debts          Receivable
-----------     ------------     ------------     -----------     --------------     ---------------     ----------
  $4,177          $ 1,047           $ 254           $ 612             $ 6,090            $ (497)          $ 5,593


                                   Exhibit 4

              BROTHERS GOURMET COFFEES, INC AND AFFILIATED DEBTORS
                            AGING OF ACCOUNTS PAYABLE
                              AS OF MARCH 26, 1999
                                  ($ 000's)

                                                             Total
                                                            Accounts
0-30 Days     31-60 Days     61-90 Days     91+ Days(b)     Payable
---------     ----------     ----------     -----------     --------
 $ (71)         $ 46            $ 7           $ 390         $ 372 (a)

Outstanding Checks, Chase Account No. 312-7934031-66          515

Outstanding Checks, FUNB Account No. 2079900003505              2
                                                            -----
Total Accounts Payable                                      $ 889
                                                            -----
                                                            -----


NOTES:

(a) Post-petition accounts payable debit balance results from prepayments for inventory/materials not yet received.

(b)  Amounts over 90 consist primarily of 20% holdback on professional fees.

                                   Exhibit 5

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                          STATUS OF POST-PETITION TAXES
                              AS OF MARCH 26, 1999
                                    ($000's)

                                                           AMOUNT
                                         BEGINNING       WITHHELD OR     AMOUNT     ENDING TAX    DELINQUENT
                                       TAX LIABILITY       ACCRUED        PAID      LIABILITY       TAXES
FEDERAL
Withholding (a)                           $  36.4          $ 73.0        $ 36.5         $ 72.9        $ -
Unemployment (a)                              0.6             0.5           0.5            0.6          -
                                          ---------------------------------------------------------------
     TOTAL FEDERAL                           37.0            73.5          37.0           73.5          -

STATE
Withholding (a)                               2.0             1.7           0.9            2.8          -
Unemployment (a)                              1.1             2.6           2.1            1.6          -
Income                                        3.1               -           0.3            2.8          -
Property                                    124.6            48.6           0.2          173.0          -
Sales                                        72.8             9.4           7.0           75.2          -
Franchise (b)                               115.7            12.0          11.5          116.2          -
                                          ---------------------------------------------------------------
     TOTAL STATE AND LOCAL                  319.3            74.3          22.0          371.6          -
                                          ---------------------------------------------------------------
     TOTAL TAXES                          $ 356.3         $ 147.8        $ 59.0        $ 445.1        $ -
                                          ---------------------------------------------------------------
                                          ---------------------------------------------------------------


NOTES:

(a) The Debtors are authorized to pay certain pre-petition employee related taxes under "First Day" orders.

(b) Various de minimus pre-petition business license and franchise fees paid. Such license and franchise fees were necessary to continue to conduct business in certain jurisdictions.

                                   Exhibit 6

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                               BANK RECONCILIATION
                              AS OF MARCH 26, 1999
                                    ($000's)

                                             ACCOUNT #1      ACCOUNT #2      ACCOUNT # 3     ACCOUNT #4      ACCOUNT #5
A.  BANK:                                      FUNB            CHASE           CHASE            FUNB           FUNB
B.  ACCOUNT NUMBER:                         2000000482626                   312-7934031-66  2079900003505   2155300194336
C.  PURPOSE (TYPE):                          DEPOSITORY      DEPOSITORY       CHECKING         CHECKING       PAYROLL

1.  BALANCE PER BANK STATEMENT                $ 99.8          $ 33.8          $  389.6         $ 82.4         $   0.1
2.  ADD: TOTAL DEPOSITS NOT CREDITED             0.0             0.0               0.0            0.0             0.0
3.  SUBTRACT: OUTSTANDING CHECKS                 0.0             0.0            (515.3)          (2.4)          (20.9)
4.  OTHER RECONCILING ITEMS                      0.0            29.7               0.0            0.0             0.2
5.  MONTH END BALANCE PER BOOKS               $ 99.8          $ 63.5          $ (125.7)        $ 80.0         $ (20.6)
6.  NUMBER OF LAST CHECK WRITTEN                                                 96152          88744            9674





                                             ACCOUNT #6      ACCOUNT #7      ACCOUNT #8
A.  BANK:                                      FUNB            FUNB            FUNB
B.  ACCOUNT NUMBER:                         2090000011463   2090000011450   2090000802410      TOTAL
C.  PURPOSE (TYPE):                          DEPOSITORY      DEPOSITORY      CHECKING

1.  BALANCE PER BANK STATEMENT                 $ 16.7          $ 7.4           $ 4.3         $ 634.1
2.  ADD: TOTAL DEPOSITS NOT CREDITED              0.0            0.0             1.6             1.6
3.  SUBTRACT: OUTSTANDING CHECKS                  0.0            0.0            (0.8)         (539.4)
4.  OTHER RECONCILING ITEMS                       0.0            0.0            (1.6)           28.3
5.  MONTH END BALANCE PER BOOKS                $ 16.7          $ 7.4           $ 3.5         $ 124.6
6.  NUMBER OF LAST CHECK WRITTEN
                                            Outstanding Checks, Chase 312-7934031-66           515.3
                                            Outstanding Checks, FUNB 2079900003505               2.4
                                            Month End Balance Per Books                      $ 642.3


NOTES:

FUNB - First Union National Bank

                                   Exhibit 7

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                            DISTRIBUTIONS TO INSIDERS
                                 MARCH, 1999

                                       Director's                                Other                              Total
                        Salary (a)        Fees        Bonus      Severance     Expense (b)     Auto     401(K)     Payments
                        ----------     ----------     ------     ---------     -----------     ----     ------     --------
DIRECTORS:
Aburdene, Elias         $      -        $     -       $    -      $    -        $     -        $  -     $   -      $      -
Bolduc, J.P.                   -              -            -           -              -           -         -             -
Moore, James                   -              -            -           -              -           -         -             -
Rudy, Ray                      -              -            -           -              -           -         -             -

OFFICERS:
Breen, Donald             19,403              -            -           -          3,503           -       192        23,098
Bilmes, Barry              9,755              -            -           -             64           -       144         9,963
Pennington, Linda          8,151              -            -           -          1,540           -         -         9,691
Davis, Eric                7,055              -            -           -              -           -        87         7,142
Schoonover, Randy             54              -            -           -              -           -         -            54
                        ---------------------------------------------------------------------------------------------------
                        $ 44,418        $     -       $    -      $    -        $ 5,107        $  -     $ 423      $ 49,948
                        ---------------------------------------------------------------------------------------------------
                        ---------------------------------------------------------------------------------------------------


NOTES:

(a) Includes employer payments for medical, dental, basic life insurance premiums, accidental death and dismemberment and basic long-term disability.

(b)  Meals, travel expenses, etc.

                                   Exhibit 8

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                          PAYMENTS TO PROFESSIONALS (a)
                                   MARCH 1999

                     NAME                                        TOTAL
                     ----                                        -----
Weil, Gotshal & Manges, LLP                                     $196,761

Bernard A. Katz                                                   78,930

White & Case, LLP                                                132,965

PricewaterhouseCoopers, LLP                                       77,278

Brownstein, Hyatt, Farber & Strickland, P.C.                      60,393

Richard, Layton & Finger, P.A.                                    17,985

The Bayard Firm                                                   11,849

Edwards, Ballard, Sturm, Clark & Keim, P.A.                        3,921
                                                                ---------
                                                                $580,082
                                                                ---------
                                                                ---------


NOTES:

(a) Payments for post-petition fees and expenses in accordance with the Interim Compensation Order.

                                   Exhibit 9

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                               INSURANCE POLICIES
                              AS OF MARCH 26, 1999

          TYPE OF POLICY                     TERM                 CARRIER                      ANNUAL PREMIUM      FREQUENCY
          --------------                     ----                 -------                      --------------      ---------
Package                                 7/1/98-6/30/99      Royal & Sun Alliance                   $158,445         Monthly

TX Auto                                 7/1/98-6/30/99      Royal & Sun Alliance                    $19,166         Monthly

Foreign Liability                       7/1/98-6/30/99      Royal & Sun Alliance                     $2,500         Monthly

Workers' Compensation                   7/1/98-6/30/99      Royal & Sun Alliance                   $199,875         Monthly

CA Worker's Compensation                7/1/98-6/30/99      Royal & Sun Alliance                    $24,673         Monthly

Umbrella - $10 million                  7/1/98-6/30/99      Royal & Sun Alliance                    $20,042         Monthly

Umbrella - $15 million                  7/1/98-6/30/99      Royal & Sun Alliance                    $15,500         Annually

Directors and Officers                  2/25/99-4/25/99     National Union                          $20,000        Bi-monthly


                                   Exhibit 10

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                      FOR THE MONTH ENDED FEBRUARY 19, 1999

ACCOUNT # 2
CHASE
DEPOSITORY

Beginning Balance                        $   179,163
Lockbox Receipts                           4,109,518
First Union Transfer                               -
Goldman Withdrawals                       (3,820,031)
                                         -----------
Ending Balance                           $   468,651
                                         -----------
                                         -----------


NOTES:

Pursuant to the terms of the DIP financing agreement, this depository account is in the name of Goldman Sachs Credit Partners, L.P. Consequently, Brothers Gourmet Coffees, Inc. does not receive formal bank statements.

The Debtor receives daily lock box deposit amounts from Chase and daily withdrawal amounts from Goldman Sachs Credit Partners, L.P.

Information Request

PAYMENTS MADE IN NOVEMBER AND DECEMBER

              DIRECTORS:

              Aburdene, Elias
              Bolduc, J.P.
              Moore, James
              Rudy, Ray

              OFFICERS:

              Breen, Donald
              Bilmes, Barry
              Pennington, Linda
              Davis, Eric

              Brownstein, Hyatt, Farber
                & Strickland P.C.

              Schoonover, Randy